Exhibit 99.2

Teamshares, a Tech-Enabled Acquiror of High-Quality SMEs, to List on Nasdaq via Live Oak V Combination; $126 Million PIPE Led by Accounts Advised by T. Rowe Price Investment Management, Inc.

●	Part holdco, part fintech, Teamshares programmatically acquires companies with $0.5 to $5 million of EBITDA from retiring owners, integrates them with the Teamshares platform, and helps employees earn company stock

●	Teamshares’ acquisition-based business model aims to drive predictable, repeatable growth and scale through financial technology

●	Among the largest SME acquirors, Teamshares aims to become a permanent home for thousands of SMEs with strong cash flow conversion as three million SME owners in the U.S. approach retirement age

●	Supported by a $126 million common equity PIPE anchored by accounts advised by T. Rowe Price Investment Management, Inc., with participation from other institutional investors and management, which will provide up to $333 million of primary proceeds inclusive of the trust account of Live Oak V, assuming no redemptions by Live Oak V’s public shareholders and after accounting for transaction expenses

●	Teamshares is backed by leading VCs, including Khosla and USV, with existing shareholders rolling 100% into the combined public company

●	Proceeds from the business combination are expected to help accelerate Teamshares’ opportunity to scale as a market-defining leader with public company capital access

New York, November 14, 2025 — Teamshares Inc. (“Teamshares” or the “Company”), a tech-enabled acquiror of high-quality small-to-medium size enterprises (“SMEs”), and Live Oak Acquisition Corp. V (NASDAQ: LOKV) (“Live Oak” or “Live Oak V”), a publicly traded special purpose acquisition company sponsored by Live Oak Merchant Partners, announced today that they have entered into definitive agreements relating to a business combination (“Business Combination”), intending to accelerate Teamshares’ growth as a public company. At closing, the combined company will operate as “Teamshares Inc.” and is expected to be listed on Nasdaq under ticker “TMS.”

In connection with the Business Combination, the parties have also entered into subscription agreements for $126 million of committed common equity PIPE financing from accounts advised by T. Rowe Price Investment Management, Inc. and other institutional investors, with the potential for up to $237 million in additional gross proceeds from amounts held in the trust account of Live Oak V, assuming no redemptions and prior to accounting for transaction expenses.

“We are proud to partner with Teamshares and look forward to supporting the Company as it accesses the public capital markets. As a tech-enabled acquiror of high-quality SMEs, Teamshares will benefit immediately from a lowered cost and more ready access to capital,” said Richard Hendrix, Chairman and CEO of LOKV and co-founder of Live Oak Merchant Partners. “The Teamshares business model allows them to reinvest free cash flow from their operating subsidiaries into attractively priced additional acquisitions providing a long-term compounding pathway that we believe will create tremendous shareholder value.”

“With family succession becoming rarer and not enough buyers, retiring owners face a 70% failure rate when trying to sell. Teamshares is a scalable platform that helps owners retire, businesses grow, and employees earn stock. We aim to be the permanent home for thousands of high-quality businesses going through ownership transitions. We are proud to partner with Live Oak and other investors to accelerate our entry in the public markets and scale as a market-defining leader,” said Co-founder & CEO Michael Brown.

Teamshares Overview

Teamshares is a tech-enabled acquiror of high-quality businesses, intending to be a permanent home for successful small- and medium-sized enterprises (SMEs). Part holdco, part fintech, Teamshares programmatically acquires companies with $0.5 to $5 million of EBITDA from retiring owners, integrates them with the Teamshares platform, and helps employees earn company stock. The Company’s acquisition-based business model aims to drive predictable, repeatable growth and scale through financial technology.

Teamshares’ software platform drives scale and efficiency across the entire company lifecycle. Its software helps source, underwrite, and close acquisitions efficiently and programmatically, and then provides standardized financial visibility for every company. Teamshares leverages AI to scale its proprietary platform and data-driven decision-making, with each acquisition contributing data that compounds the platform’s value over time.

Teamshares operates subsidiaries with consolidated revenue of over $400 million across over 40 industries and 30 states. Teamshares is a market leader in SME acquisitions, having built a scalable platform that combines centralized financial technology with decentralized, aligned leadership.

The Company analyzes thousands of these opportunities annually through its software, targeting retirement situations for companies with strong cash flow conversion. Teamshares’ average acquired company has been in operation for more than 35 years, demonstrating durability across economic cycles, with strong diversification across industries and geographies.

Existing investors in Teamshares include Collaborative Fund, Khosla Ventures, Inspired Capital, QED Investors, Spark Capital, Slow Ventures, and USV.

Transaction Overview

The Business Combination values the combined company at a pro forma enterprise value of $746 million (pre-money equity value of $525 million) and is expected to deliver up to $333 million of net proceeds through a $126 million private placement (“PIPE”) of common stock anchored by accounts advised by T. Rowe Price Investment Management, Inc. combined with Live Oak V’s cash in trust (assuming no redemptions by Live Oak V’s public shareholders and after accounting for transaction expenses). The transaction is 100% primary, with net proceeds utilized to acquire new operating subsidiaries and drive compounding growth. The Company’s executive team has agreed to a lockup of up to four years (subject to early release based on the Company’s performance).

The transaction is expected to close in the second quarter of 2026.

The boards of both Teamshares and LOKV have each unanimously approved the Business Combination. The closing of the Business Combination is subject to, among other things, the approval by LOKV shareholders of the Business Combination and the satisfaction of other customary closing conditions as set forth in the definitive agreement, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the registration statement on Form S-4 (which will include a proxy statement of Live Oak V and a prospectus), the receipt of certain regulatory approvals and approval by the relevant stock exchange to list the securities of the combined company

For a summary of the material terms of the Business Combination, as well as copies of the definitive agreement and investor presentation, please see the Current Report on Form 8-K to be filed by Live Oak V with the SEC and available at www.sec.gov. Additional information about the proposed business combination will be included in the registration statement on Form S-4 relating to the transaction (the “Registration Statement”) that will be filed with the SEC.

Conference Call Information

Management of Teamshares and Live Oak Merchant Partners will host an investor conference call to discuss the proposed transaction and review an investor presentation at 8:30am ET on Friday, November 14, 2025. Interested investors may access a live webcast of the conference call by visiting https://www.teamshares.com/investors. A replay of the call will also be made available at the same website and a transcript of the call will be filed with the SEC by Live Oak Merchant Partners.

Advisors

Santander US Capital Markets LLC is serving as financial advisor and capital markets advisor to Teamshares as well as the placement agent on the PIPE.

Latham & Watkins LLP is serving as legal advisor to Teamshares.

Davis Polk & Wardwell LLP is acting as legal advisor to Santander US Capital Markets LLC.

Ellenoff Grossman & Schole LLP is serving as legal advisor to Live Oak V.

About Teamshares

Teamshares is a tech-enabled acquiror of high-quality businesses, intending to be a permanent home for businesses. Part holdco, part fintech, Teamshares programmatically acquires companies with $0.5 to $5 million of EBITDA from retiring owners, integrates them with the Teamshares platform, and helps employees earn company stock. Founded in 2019, Teamshares operates subsidiaries with consolidated revenue of over $400 million across over 40 industries and 30 states.

About Live Oak Acquisition Corp. V

Live Oak Acquisition Corp. V (NASDAQ: LOKV) is the fifth SPAC sponsored by Live Oak Merchant Partners, an experienced team of operators and investors with a track record of successful public-market combinations. For more information, visit www.liveoakmp.com

Additional Information About the Proposed Transaction and Where to Find It

This document relates to a proposed transaction between Teamshares and Live Oak V. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed transaction, Live Oak V intends to file a registration statement on Form S-4 with the SEC containing a proxy statement/prospectus relating to the proposed business combination. After the registration statement is declared effective, Live Oak V will mail a definitive proxy statement/prospectus to its shareholders. Live Oak V also will file other documents regarding the proposed transaction with the SEC.

Investors and securityholders are urged to read the registration statement, proxy statement/prospectus, and other relevant documents filed with the SEC carefully when they become available, because they will contain important information about Teamshares, Live Oak V, and the proposed transaction.

Copies of the proxy statement/consent solicitation statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Live Oak V will be available free of charge on the SEC’s website at www.sec.gov and on Live Oak V’s website at www.liveoakmp.com or by written request to Live Oak V at 4921 William Arnold Road, Memphis, Tennessee, 38117.

Forward Looking Statements

This press release contains forward-looking statements, including statements regarding the anticipated benefits of the transaction, expected timing, future financial and operating performance, and strategic plans, including the proposed transaction between Teamshares and Live Oak V, and statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by Teamshares and the markets in which it operates, and Teamshares’ projected future results. Forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of Live Oak V’s securities, (ii) the risk that the transaction may not be completed by Live Oak V’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Live Oak V, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of Live Oak V and Teamshares, the satisfaction of the minimum trust account amount following redemptions by Live Oak V’s public shareholders and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on Teamshares’ business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of Teamshares and potential difficulties in Teamshares employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against Teamshares or against Live Oak V related to the agreement and plan of merger or the proposed transaction, (ix) the ability to maintain the listing of Live Oak V’s securities on the Nasdaq Stock Market, (x) volatility in the price of Live Oak V’s securities due to a variety of factors, including changes in the competitive and highly regulated industries in which Teamshares plans to operate, variations in performance across competitors, changes in laws and regulations affecting Teamshares’ business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, and (xii) the risk of downturns in the highly competitive additive manufacturing industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Live Oak V’s Quarterly Reports on Form 10-Q, the registration statement on Form S-4 and proxy statement/consent solicitation statement/prospectus discussed below and other documents filed by Live Oak V from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements.

Readers are cautioned not to place undue reliance on these statements, which speak only as of the date they are made. Neither Teamshares nor Live Oak V undertakes any obligation to update or revise forward-looking statements, except as required by law. Neither Teamshares nor Live Oak V gives any assurance that either Teamshares or Live Oak V will achieve its expectations.Additional factors that could cause actual results to differ materially will be described in the “Risk Factors” section of the Form S-4 when it becomes available and Live Oak V’s other filings with the SEC.

Participants in the Solicitation

Live Oak V and the Company and their respective directors and executive officers may be deemed under SEC rules to be participants in the solicitation of proxies from Live Oak V’s shareholders in connection with the proposed Business Combination. A list of the names of the directors and executive officers of Live Oak V and information regarding their interest in the proposed Business Combination will be contained in the proxy statement/prospectus when available. Additional information regarding the interests of the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of Live Oak V’s shareholders in connection with the proposed Business Combination, including the names and interests of the Company’s directors and executive officers, will be set forth in the proxy statement/prospectus on Form S-4 for the proposed Business Combination, which is expected to be filed by Live Oak V and the Company with the SEC. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under applicable securities laws.

Non-GAAP Financial Measures

Certain financial information contained in this communication, such as EBITDA, has not been prepared in accordance with United States generally accepted accounting principles (“GAAP”). The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expenses and income are excluded and included in determining these non-GAAP financial measures.

Contacts

Investor Relations Contact: Investors@teamshares.com

Press Contact: Press@teamshares.com

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